SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 26, 1998


       Commission file number 0-9109                  Commission file number 0-9110

           MEDITRUST CORPORATION                       MEDITRUST OPERATING COMPANY
   (Exact name of registrant as specified         (Exact name of registrant as specified
              in its charter)                                in its charter)

                  Delaware                                       Delaware
      (State or other jurisdiction of                (State or other jurisdiction of
       incorporation or organization)                 incorporation or organization)

                 95-3520818                                     95-3419438
    (I.R.S. Employer Identification No.)           (I.R.S. Employer Identification No.)

        197 First Avenue, Suite 300                    197 First Avenue, Suite 100
 Needham Heights, Massachusetts 02194-9127      Needham Heights, Massachusetts 02194-9127
      (Address of principal executive                (Address of principal executive
        offices including zip code)                    offices including zip code)

               (781) 433-6000                                 (781) 453-8062
      (Registrant's telephone number,                (Registrant's telephone number,
            including area code)                           including area code)

Item 5:  OTHER EVENTS

Management's Discussion and Analysis of Financial Condition and Results of Operations

Certain matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although The Meditrust Companies ("Companies") consisting of Meditrust Corporation ("Realty") and Meditrust Operating Company ("Operating"), believe the statements are based on reasonable assumptions, the Companies can give no assurance that their expectations will be attained. Actual results and timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, general economic and real estate conditions, the availability of equity and debt financing for acquisitions and renovations, interest rates, competition for hotel services in a given market, the enactment of legislation impacting the Companies' status as a paired share real estate investment trust ("REIT") or Realty's status as a REIT and other risks detailed from time to time in the filings of Realty and Operating with the Securities and Exchange Commission, including, without limitation, quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

The basis of presentation includes Management Discussion and Analysis of Financial Condition and Results of Operations for the combined and separate SEC registrants. Management of the Companies believe that combined presentation is most beneficial to the reader. However it should be noted that combined results of operations for the year ended December 31, 1997 compared to the year ended December 31, 1996, as well as the combined liquidity and capital resources are principally related to the activity of Realty, as Operating commenced operations on October 3, 1997 and is not material to the results of the combined entities.

The Meditrust Companies - Combined Results of Operations

Year Ended December 31, 1997 vs. Year Ended December 31, 1996

       Revenues for the year ended December 31, 1997 were $294,355,000 compared to $254,024,000 for the year ended December 31, 1996, an increase of $40,331,000 or 16%. Revenue growth was primarily attributed to increased rental income of $28,749,000 and increased interest income of $6,287,000. These increases resulted from additional real estate investments made over the last twelve months. The remaining increase to revenue of approximately $5,295,000 was primarily from horse racing operations following the merger with The Santa Anita Companies (the "Merger") on November 5, 1997. Revenue from horse racing was generated primarily during December 26 through December 31, 1997, which was the beginning of the live racing season.

        For the year ended December 31, 1997, total expenses increased by $35,895,000. Interest expense increased by $23,212,000 due to increases in debt outstanding resulting from additional real estate investments made over the past twelve months. This increase was partially offset by lower interest rates compared to 1996. Depreciation and amortization increased by $5,474,000, as a result of increased real estate investments and associated debt issuance costs. Amortization of goodwill increased $793,000 as a result of amortization of the excess purchase price over fair value assets acquired in the Merger. Horse race operating costs of $4,263,000 were incurred during the period following the Merger and included substantial repair and maintenance costs incurred to prepare and upgrade the track for the live racing season. General and administrative

Management's Discussion and Analysis of Financial Condition and Results of Operations

The Meditrust Companies - Combined Results of Operations, Continued

and other expenses increased by $2,153,000, principally due to a higher level of operating costs associated with portfolio growth and as a result of the Merger.

         Net income for the year ended December 31, 1997 was $162,412,000 compared to $157,976,000 for the year ended December 31, 1996, an increase of $4,436,000 or 3%. Net income per Paired Common Share ("Share") decreased to $2.14 for the year ended December 31, 1997 compared to $2.21 for the year ended December 31, 1996, a decrease of $.07 or 3%. The per Share decrease was primarily due to dilution caused by the Merger. Per Share amounts have been restated to reflect the exchange of Meditrust Shares of Beneficial Interest ("SBI") for Shares of the Companies pursuant to the Merger. In connection with the Merger, 24,822,000 additional Shares are now outstanding.

Year Ended December 31, 1996 vs. Year Ended December 31, 1995

       Revenues for the year ended December 31, 1996 were $254,024,000 compared to $209,369,000 for the year ended December 31, 1995, an increase of $44,655,000 or 21%. Revenue growth was attributed to increased rental income of $23,503,000 and increased interest income of $21,152,000. These increases were principally the result of additional real estate investments made during 1996. There were no revenues or expenses associated with Meditrust Operating Company in 1996 or 1995.

        For the year ended December 31, 1996, total expenses increased by $6,651,000. Interest expense increased by $53,000 due to increases in debt outstanding resulting from additional real estate investments. This increase was partially offset by an equity offering in February, 1996, and lower interest rates on the notes outstanding during 1996 compared to those outstanding during 1995. Depreciation and amortization increased by $5,031,000, as a result of increased real estate investments. General and administrative expenses increased by $1,567,000, principally due to a higher level of operating costs associated with portfolio growth and the issuance of SBI for executive compensation, a non-cash expense.

Combined Liquidity and Capital Resources

       As of December 31, 1997, the Companies' gross real estate investments totaled approximately $3,060,604,000, consisting of 282 long-term care facilities, 172 retirement and assisted living facilities, 28 medical office buildings, 26 rehabilitation hospitals, six alcohol and substance abuse treatment facilities and psychiatric hospitals, one acute care hospital campus, one racetrack, a 50% interest in a fashion mall and land held for development. As of December 31, 1997, the Companies' outstanding commitments for additional financing totaled approximately $232,160,000 for the completion of 13 medical office buildings, eight long-term care facilities and 38 assisted living facilities currently under construction and additions to existing facilities in the portfolio.

       The Companies provide funding for their investments through a combination of long-term and short-term financing including both debt and equity. The Companies obtain long-term financing through the issuance of Shares, long-term unsecured notes, convertible debentures and the assumption of mortgage notes. The Companies obtain short-term financing through the use of bank lines of credit which are replaced with long-term financing as appropriate. From time to time, the Companies may utilize interest rate caps or swaps to attempt to hedge interest rate volatility. It is the Companies' objective to match mortgage and lease terms with the terms of their borrowings. The Companies attempt to maintain an appropriate spread between their borrowing costs and the rate of return on their investments. When development loans convert to sale/leaseback transactions or permanent mortgage loans, the base rent or interest rate, as appropriate, is fixed at the time of such conversion. There is, however, no assurance that the Companies will satisfactorily achieve, if at all, the objectives set forth in this paragraph.

       On August 7, 1997, Realty completed the sale of $160,000,000 of 7% notes due August 15, 2007. Realty also completed the sale of $100,000,000 in notes due August 15, 2002 bearing interest at LIBOR plus .45 % (6.14% on November 15,
1997), such interest is subject to reset quarterly during the first year of the loan. Subsequent to the first year of the loan, the character and duration of the interest rate will be determined periodically by Realty and the underwriter. Realty also completed the sale of $150,000,000 of 7.114% notes due August 15, 2011. The notes were sold to a trust from which exercisable put option securities due August 15, 2004, each representing a fractional undivided beneficial interest in the trust, were issued. The trust has entered a call option pursuant to which the callholder has the right to purchase the notes from the trust on August 15, 2004 at par value. The trust also has a put option, which it is required to exercise if the callholder does not exercise the call option, pursuant to which Realty must repurchase the notes at par value on August 15, 2004. A portion of the net proceeds from the sale of the notes described above was used to repay the outstanding balance on the unsecured revolving line of credit and other unsecured short-term borrowings.

         On October 3, 1997, Meditrust paid a stock dividend to shareholders of record on that date of one SBI, without par value, of its wholly-owned subsidiary Meditrust Acquisition Company ("MAC"), a Massachusetts business trust for each SBI of Meditrust. MAC was organized to accomplish the Merger and had conducted no business other than in connection with the Merger prior to November 5, 1997.

         On November 5, 1997, Meditrust merged with Santa Anita Realty Enterprises, Inc., with Santa Anita Realty Enterprises, Inc. as the surviving corporation, and MAC merged with Santa Anita Operating Company, with Santa Anita Operating Company as the surviving corporation. Upon completion of the Mergers, Santa Anita Realty Enterprises, Inc. changed its corporate name to "Meditrust Corporation" and Santa Anita Operating Company changed its corporate name to "Meditrust Operating Company". The Mergers were accounted for as reverse acquisitions whereby Meditrust and MAC were treated as the acquirers for accounting purposes. Shareholders of Meditrust received 1.2016 Shares for each SBI of Meditrust they owned in a tax-free exchange of shares and approximately 12,366,000 Shares were held and retained by former Santa Anita shareholders.

         On December 19, 1997, Realty invested an additional $13,473,000 in Nursing Home Properties Plc ("NHP Plc") raising its total equity investment to $26,982,000, at cost. The investment consists of 14,285,000 shares of common stock, and represents a 19.99% interest, however, Realty does not have the right to vote more than 9.99% of the shares of NHP Plc. NHP Plc is a property investment group that specializes in the financing, through sale and leaseback transactions, of nursing homes located in the United Kingdom. As of its fiscal year ended September 30, 1997, NHP Plc had invested or committed to invest approximately $288,000,000 in 92 nursing homes, totaling 5,289 beds.

       The Companies had shareholders' equity of $1,825,739,000 and debt constituted 43% of the Companies' total capitalization as of December 31, 1997.

         On January 3, 1998, the Companies signed a definitive merger agreement with La Quinta Inns, Inc. ("La Quinta") providing for, among other transactions, the merger of La Quinta with and into Realty. The total consideration for the transaction will amount to $26.00 per share of La Quinta, in a combination of newly issued Shares in the Companies and cash, subject to certain cap and collar mechanisms. The transaction is expected to close in the second quarter of 1998. During the last week of January 1998, the Companies' stock price decreased which may result in more Shares being issued by the Companies to complete the transaction than was originally expected. Depending upon how many additional Shares, if any, are issued, the transaction may not be as accretive, on a per Share basis as had previously been disclosed.

       On January 9, 1998, the Board of Directors of Realty declared a distribution of $.60625 per Share payable February 13, 1998, to shareholders of record on January 30, 1998. The distribution related to the post Santa Anita Merger period ended December 31, 1997.

         On January 11, 1998, Realty signed a definitive merger agreement with Cobblestone Holdings, Inc., parent of Cobblestone Golf Group, Inc., ("Cobblestone"), under which the Companies will acquire all of the outstanding preferred and common stock of Cobblestone for Shares valued at approximately $241,000,000. In addition, under the terms of the agreement, approximately $154,000,000 of Cobblestone debt and associated costs will be either refinanced or assumed as a condition of closing. The transaction is anticipated to close in late February 1998.

       As of February 13, 1998, Realty had unsecured revolving lines of credit expiring September 23, 1999 in the aggregate amount of $365,000,000 bearing interest at the lender's prime rate (8.5%) or LIBOR plus .875% (6.5% at February 13, 1998). A total of $106,000,000 was available from all credit facilities at February 13, 1998. In addition, the Companies have filed a shelf registration statement with the Securities and Exchange Commission under which the Companies may issue, upon effectiveness, $2,000,000,000 of securities including Shares, Preferred Shares, debt, series common stock, convertible debt and warrants to purchase Shares, Preferred Shares, debt, series common stock and convertible debt.

         On February 26, 1998, the Companies entered into two transactions with Merrill Lynch International, a UK-based broker/dealer subsidiary of Merrill Lynch & Co., Inc. ("MLI"). Pursuant to the terms of a stock purchase agreement, MLI agreed to purchase 8,500,000 shares of Series A Non-Voting Convertible Common Stock from each of the Companies at a purchase price of $32.625 per share. The Series A Non-Voting Convertible Common Stock is non-voting paired common stock that will convert to Paired Common Shares on the earlier of (a) the business day following the date on which the stockholders of the Companies have approved the La Quinta merger transaction or (b) the date of any termination of the La Quinta merger agreement. Net proceeds from this private placement of securities of approximately $272,000,000 were used by the Companies to repay existing indebtedness. Separately, the Companies and MLI entered into a purchase price adjustment agreement under which Meditrust will, within one year from the date of MLI's purchase, adjust the original $32.625 purchase price per share based on the market price of the Shares at the time of the adjustment, by receiving Shares from MLI or by issuing additional Shares to MLI.

         The Companies believe that their various sources of capital are adequate to finance their operations as well as pending acquisitions, mortgage financings and future dividends. During 1998, as the Companies identify appropriate investment opportunities, the Companies may raise additional capital through the sale of Shares or Preferred Shares, the use of a forward equity transaction, the issuance of additional long-term debt or through a securitization transaction.


Realty - Results of Operations and Liquidity and Capital Resources

Year Ended December 31, 1997 vs. Year Ended December 31, 1996

        Revenues for the year ended December 31, 1997 were $289,923,000 compared to $254,024,000 for the year ended December 31, 1996, an increase of $35,899,000 or 14%. Revenue growth was primarily attributed to increased rental income of $28,749,000 and increased interest income of $6,217,000. These increases resulted from additional real estate investments made over the last twelve months. The remaining increase to revenue of approximately $933,000 was primarily from rent and interest collected from horse racing operations following the merger with The Santa Anita Companies (the "Merger") on November 5, 1997.

        For the year ended December 31, 1997, total expenses increased by $30,863,000. Interest expense increased by $23,196,000 due to increases in debt outstanding resulting from additional real estate investments made over the past twelve months. This increase was partially offset by generally lower interest rates compared to 1996. Depreciation and amortization increased by $5,303,000, as a result of increased real estate investments and associated debt issuance costs. Amortization of goodwill increased $658,000 as a result of amortization of the excess purchase price over assets acquired in the Merger. General and administrative and other expenses increased by $1,706,000, principally due to a higher level of administrative costs associated with portfolio growth and as a result of the Merger.

Realty - Results of Operations and Liquidity and Capital Resources

Year Ended December 31, 1997 vs. Year Ended December 31, 1996

        Net income for the year ended December 31, 1997 was $163,012,000 compared to $157,976,000 for the year ended December 31, 1996, an increase of $5,036,000 or 3%. Net income per common share decreased to $2.14 for the year ended December 31, 1997 compared to $2.21 for the year ended December 31, 1996, a decrease of $.07 or 3%. The per common share decrease was primarily due to dilution caused by the Merger. Per common share amounts have been restated to reflect the exchange of Meditrust Shares of Beneficial Interest ("SBI") for common shares pursuant to the Merger. In connection with the Merger, 26,127,000 additional Shares are now outstanding.

Year Ended December 31, 1996 vs. Year Ended December 31, 1995

       Revenues for the year ended December 31, 1996 were $254,024,000 compared to $209,369,000 for the year ended December 31, 1995, an increase of $44,655,000 or 21%. Revenue growth was attributed to increased rental income of $23,503,000 and increased interest income of $21,152,000. These increases were principally the result of additional real estate investments made during 1996.

        For the year ended December 31, 1996, total expenses increased by $6,651,000. Interest expense increased by $53,000 due to increases in debt outstanding resulting from additional real estate investments. This increase was partially offset by an equity offering in February, 1996, and lower interest rates on the notes outstanding during 1996 compared to those outstanding during 1995. Depreciation and amortization increased by $5,031,000, as a result of increased real estate investments. General and administrative expenses increased by $1,567,000, principally due to a higher level of operating costs associated with portfolio growth and the issuance of SBI for executive compensation, a non-cash expense.

Liquidity and Capital Resources

       As of December 31, 1997, Realty gross real estate investments totaled approximately $3,060,604,000, consisting of 282 long-term care facilities, 172 retirement and assisted living facilities, 28 medical office buildings, 26 rehabilitation hospitals, six alcohol and substance abuse treatment facilities and psychiatric hospitals, one acute care hospital campus, one racetrack, a 50% interest in a fashion mall and land held for development. As of December 31, 1997, outstanding commitments by Realty for additional financing totaled approximately $232,160,000 for the completion of 13 medical office buildings, eight long-term care facilities and 38 assisted living facilities currently under construction and additions to existing facilities in the portfolio.

       Realty provides funding for investments through a combination of long-term and short-term financing including both debt and equity. Realty obtains long-term financing through the issuance of common shares, long-term unsecured notes, convertible debentures and the assumption of mortgage notes. Realty obtains short-term financing through the use of bank lines of credit which are replaced with long-term financing as appropriate. From time to time, Realty may utilize

Realty - Liquidity and Capital Resources

interest rate caps or swaps to attempt to hedge interest rate volatility. It is the objective of Realty to match mortgage and lease terms with the terms of its borrowings. Realty attempts to maintain an appropriate spread between borrowing costs and the rate of return on investments. When development loans convert to sale/leaseback transactions or permanent mortgage loans, the base rent or interest rate, as appropriate, is fixed at the time of such conversion. There is, however, no assurance that Realty will satisfactorily achieve, if at all, the objectives set forth in this paragraph.

       On August 7, 1997, Realty completed the sale of $160,000,000 of 7% notes due August 15, 2007. Realty also completed the sale of $100,000,000 in notes due August 15, 2002 bearing interest at LIBOR plus .45 % (6.14% on November 15,
1997), such interest is subject to reset quarterly during the first year of the loan. Subsequent to the first year of the loan, the character and duration of the interest rate will be determined periodically by Realty and the underwriter. Realty also completed the sale of $150,000,000 of 7.114% notes due August 15, 2011. The notes were sold to a trust from which exercisable put option securities due August 15, 2004, each representing a fractional undivided beneficial interest in the trust, were issued. The trust has entered a call option pursuant to which the callholder has the right to purchase the notes from the trust on August 15, 2004 at par value. The trust also has a put option, which it is required to exercise if the callholder does not exercise the call option, pursuant to which Realty must repurchase the notes at par value on August 15, 2004. A portion of the net proceeds from the sale of the notes described above was used to repay the outstanding balance on the unsecured revolving line of credit and other unsecured short-term borrowings.

         On October 3, 1997, Meditrust paid a stock dividend to shareholders of record on that date of one SBI, without par value, of its wholly-owned subsidiary Meditrust Acquisition Company ("MAC"), a Massachusetts business trust for each SBI of Meditrust. MAC was organized to accomplish the Merger and had conducted no business other than in connection with the Merger prior to November 5, 1997.

         On December 19, 1997, Realty invested an additional $13,473,000 in Nursing Home Properties Plc ("NHP Plc") raising its total equity investment to $26,982,000, at cost. The investment consists of 14,285,000 shares of common stock, and represents a 19.99% interest, however, Realty does not have the right to vote more than 9.99% of the shares of NHP Plc. NHP Plc is a property investment group that specializes in the financing, through sale and leaseback transactions, of nursing homes located in the United Kingdom. As of its fiscal year ended September 30, 1997, NHP Plc had invested or committed to invest approximately $288,000,000 in 92 nursing homes, totaling 5,289 beds.

       Realty had shareholders' equity of $1,792,240,000 and debt constituted 43% of total capitalization as of December 31, 1997.

         On January 3, 1998, the Companies signed a definitive merger agreement with La Quinta Inns, Inc. ("La Quinta") providing for, among other transactions, the merger of La Quinta with and into Realty. The total consideration for the transaction will amount to $26.00 per share of La Quinta, in a combination of newly issued Shares in the Companies and cash, subject to certain cap

Realty - Liquidity and Capital Resources

and collar mechanisms. The transaction is expected to close in the second quarter of 1998. During the last week of January 1998, the Companies' stock price decreased which may result in more Shares being issued by the Companies to complete the transaction than was originally expected. Depending upon how many additional Shares, if any, are issued, the transaction may not be as accretive, on a per Share basis as had previously been disclosed.

          On January 9, 1998, the Board of Directors of Realty declared a distribution of $.60625 per Share payable February 13, 1998, to shareholders of record on January 30, 1998. The distribution related to the post Santa Anita Merger period ending December 31, 1997.

         On January 11, 1998, Realty signed a definitive merger agreement with Cobblestone Holdings, Inc., parent of Cobblestone Golf Group, Inc., ("Cobblestone"), under which Realty will acquire all of the outstanding preferred and common stock of Cobblestone for Shares valued at approximately $241,000,000. In addition, under the terms of the agreement, approximately $154,000,000 of Cobblestone debt and associated costs will be either refinanced or assumed as a condition of closing. The transaction is anticipated to close in the first quarter of 1998.

       As of February 13, 1998, Realty had unsecured revolving lines of credit expiring September 23, 1999 in the aggregate amount of $365,000,000 bearing interest at the lender's prime rate (8.5%) or LIBOR plus .875% (6.5% at February 13, 1998). A total of $106,000,000 was available from all credit facilities at February 13, 1998. In addition, the Companies have filed a shelf registration statement with the Securities and Exchange Commission under which the Companies may issue, upon effectiveness, $2,000,000,000 of securities including Shares, Preferred Shares, debt, series common stock, convertible debt and warrants to purchase Shares, Preferred Shares, debt, series common stock and convertible debt.

         On February 26, 1998, the Companies entered into two transactions with Merrill Lynch International, a UK-based broker/dealer subsidiary of Merrill Lynch & Co., Inc. ("MLI"). Pursuant to the terms of a stock purchase agreement, MLI agreed to purchase 8,500,000 shares of Series A Non-Voting Convertible Common Stock from each of the Companies at a purchase price of $32.625 per share. The Series A Non-Voting Convertible Common Stock is non-voting paired common stock that will convert to Paired Common Shares on the earlier of (a) the business day following the date on which the stockholders of the Companies have approved the La Quinta merger transaction or (b) the date of any termination of the La Quinta merger agreement. Net proceeds from this private placement of securities of approximately $272,000,000 were used by the Companies to repay existing indebtedness. Separately, the Companies and MLI entered into a purchase price adjustment agreement under which Meditrust will, within one year from the date of MLI's purchase, adjust the original $32.625 purchase price per share based on the market price of the Shares at the time of the adjustment, by receiving Shares from MLI or by issuing additional Shares to MLI.

         Realty believes that various sources of capital available over the next twelve months are adequate to finance pending acquisitions, mortgage financings and dividends. During 1998, as Realty identifies appropriate investment opportunities, Realty may raise additional capital through the sale of common shares or preferred shares, the use of a forward equity transaction, the issuance of additional long-term debt or through a securitization transaction.

Management's Discussion and Analysis of Financial Condition and Results of Operations

Operating - Results of Operations and Liquidity and Capital Resources

Year Ended December 31, 1997

         Operating commenced operations on October 3, 1997, however, no business was conducted other than in connection with the Merger prior to November 5, 1997. The results of Operating subsequent to the Merger reflect the horse racing operations of the Santa Anita Racetrack. Revenues from horse racing were primarily generated during the period December 26, 1997 through December 31, 1997, which was the beginning of the live racing season.

Liquidity and Capital Resources

         Operating provides funding from racetrack operations and through a combination of long-term and short-term financing including both debt and equity. Operating obtains long-term financing through the issuance of common shares and unsecured notes. Operating obtains short-term financing through borrowings from Realty.

         On October 3, 1997, Meditrust paid a stock dividend to shareholders of record on that date of one SBI, without par value, of its wholly-owned subsidiary Meditrust Acquisition Company ("MAC"), a Massachusetts business trust for each SBI of Meditrust. MAC was organized to accomplish the Merger and had conducted no business other than in connection with the Merger prior to November 5, 1997.

         Operating had shareholders' equity of $57,952,000 and debt constituted 35% of total capitalization as of December 31, 1997.

         On January 3, 1998, the Companies signed a definitive merger agreement with La Quinta Inns, Inc. ("La Quinta") providing for, among other transactions, the merger of La Quinta with and into Realty. The total consideration for the transaction will amount to $26.00 per share of La Quinta, in a combination of newly issued Shares in the Companies and cash, subject to certain cap and collar mechanisms. The transaction is expected to close in the second quarter of 1998. During the last week of January 1998, the Companies' stock price decreased which may result in more Shares being issued by the Companies to complete the transaction than was originally expected. Depending upon how many additional Shares, if any, are issued, the transaction may not be as accretive, on a per Share basis as had previously been disclosed.

         The Companies have filed a shelf registration statement with the Securities and Exchange Commission under which the Companies may issue, upon effectiveness, $2,000,000,000 of securities including Shares, Preferred Shares, debt, series common stock, convertible debt and warrants to purchase Shares, Preferred Shares, debt, series common stock and convertible debt.

         On February 26, 1998, the Companies entered into two transactions with Merrill Lynch International, a UK-based broker/dealer subsidiary of Merrill Lynch & Co., Inc. ("MLI"). Pursuant to the terms of a stock purchase agreement, MLI agreed to purchase 8,500,000 shares of Series A Non-Voting Convertible Common Stock from each of the Companies at a purchase price of $32.625 per share. The Series A Non-Voting Convertible Common Stock is non-voting paired common stock that will convert to Paired Common Shares on the earlier of (a) the business day following the date on which the stockholders of the Companies have approved the La Quinta merger transaction or (b) the date of any termination of the La Quinta merger agreement. Net proceeds from this private placement of securities of approximately $272,000,000 were used by the Companies to repay existing indebtedness. Separately, the Companies and MLI entered into a purchase price adjustment agreement under which Meditrust will, within one year from the date of MLI's purchase, adjust the original $32.625 purchase price per share based on the market price of the Shares at the time of the adjustment, by receiving Shares from MLI or by issuing additional Shares to MLI.

Operating - Liquidity and Capital Resources


         Operating believes that various sources of capital available over the next twelve months are adequate to finance operations as well as pending acquisitions. During 1998, as Operating identifies appropriate investment opportunities, Operating may raise additional capital through the sale of common shares or preferred shares, the use of a forward equity transaction, the issuance of additional long-term debt or through a securitization transaction.


Recent Legislative Developments

       On February 2, 1998, the Department of Treasury released an explanation of the revenue proposals included in the Clinton Administration's fiscal 1999 budget (the "Tax Proposals"). The Tax Proposals include a freeze on the grandfathered status of paired share REITs such as The Meditrust Companies. Under this proposal, Realty and Operating would be treated as one entity with respect to properties acquired on or after the date of the first Congressional committee action with respect to such proposal and with respect to activities or services relating to such properties that are undertaken or performed by one of the paired entities on or after such date. No exception is provided for properties acquired pursuant to pre-existing binding contracts. This proposal would prevent The Meditrust Companies from using their paired structure to operate properties acquired on or after such effective date. The Tax Proposals also would prohibit REITs from holding stock of a corporation possessing more than 10% of the vote or value of all classes of stock of the corporation. This proposal would be effective with respect to stock acquired on or after the date of the first Congressional committee action with respect to the proposal; provided that the proposal would apply to stock acquired before such effective date if the subsidiary corporation engaged in a new trade or business or acquired substantial new assets. If the Tax Proposals are enacted in their current form, and the merger with La Quinta or Cobblestone closes on or after the date of first committee action, Operating (including corporate subsidiaries of Realty that are controlled by Operating) would not be able to operate the properties acquired by Realty in the merger in the manner currently contemplated without disqualifying Realty as a REIT. Moreover, the Treasury's explanation provides only a general description of the Tax Proposals, and the details of the statutory amendments that would implement the proposals are not known. Consequently, it is impossible to determine all of the ramifications to the Companies of the Tax

Proposals. Restructuring the operations of Realty and Operating to comply with the rules contemplated by the Tax Proposals could cause The Meditrust Companies to incur substantial tax liabilities, to recognize an impairment loss on their goodwill asset or otherwise adversely affect The Meditrust Companies.

Year 2000

       The Companies are assessing the potential impact on information systems as a result of reaching the year 2000. Presently, Realty believes their current systems are year 2000 compliant and would not expect any costs associated to be material to the Companies' financial position or results of operations. Operating is in the process of determining what, if any, cost would be incurred to remedy existing information systems. Additionally, the Companies will assess what costs, if any, would be required to remedy business operations of acquired companies in the future.

Newly Issued Accounting Standards

       Financial Accounting Standards Board Statement No. 129 ("FAS 129") "Disclosure of Information about Capital Structure" is effective for financial statements issued for periods ending after December 31, 1997. FAS 129 establishes standards for disclosure of information about securities, liquidation preference of preferred stock and redeemable stock.

        Financial Accounting Standards Board Statement No. 130 ("FAS 130") "Reporting Comprehensive Income" is effective for fiscal years beginning after December 15, 1997, although earlier application is permitted. The Companies intend to adopt the requirements of this pronouncement in their financial statements for the year ending December 31, 1998. FAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. FAS 130 requires that all components of comprehensive income shall be reported in the financial statements in the period in which they are recognized. Furthermore, a total amount for comprehensive income shall be displayed in the financial statement where the components of other comprehensive income are reported. The Companies were not previously required to present comprehensive income or the components thereof in their financial statements under generally accepted accounting principles.

       Financial Accounting Standards Board Statement No. 131 ("FAS 131") "Disclosure about Segments of an Enterprise and Related Information" is effective for financial statements issued for periods beginning after December 15, 1997. FAS 131 requires disclosures about segments of an enterprise and related information regarding the different types of business activities in which an enterprise engages and the different economic environments in which it operates.

        The Companies do not believe that the implementation of FAS 129 or FAS 130 will have a material impact on their financial statements. Due to the Companies' plans for acquisitions of companies in a variety of business segments, the Companies are in the process of evaluating the effect of the implementation of FAS 131.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)        Exhibits

   Exhibit No.         Description
   ----------          -----------

      23               Consent of Coopers & Lybrand L.L.P.

      27               Financial Data Schedule

      99 Combined and Consolidated Financial Statements of The Meditrust Companies and Meditrust Corporation at December 31, 1997 and 1996, and Meditrust Operating Company at December 31, 1997 and the results of The Combined Meditrust Companies and Meditrust Corporation for the years ended December 31, 1997, 1996 and 1995, and Meditrust Operating Company for the period October 3, 1997 to December 31, 1997.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Meditrust Corporation
                                            ---------------------


February 26, 1998                           /s/ Laurie T. Gerber
                                            --------------------
                                            Laurie T. Gerber
                                            Chief Financial Officer



                                            Meditrust Operating Company



February 26, 1998                           /s/ Abraham D. Gosman
                                            ---------------------
                                            Abraham D. Gosman
                                            Chief Executive Officer